UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway, Suite 101

Bothell, WA 98021

(Address of principal executive offices, including zip code)

(425) 354-5038

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Chris Garabedian, President and Chief Executive Officer of AVI BioPharma, Inc. (the “Company”), will be conducting meetings with several investors attending the 30th Annual J.P. Morgan Healthcare Conference in San Francisco from January 9, 2012 through January 12, 2012. At these meetings, Mr. Garabedian is prepared to provide the following unaudited preliminary information regarding the Company’s 2011 financial results:

•	The Company had cash and cash equivalents of $39.9 million as of December 31, 2011;

•	Revenues for the year ended December 31, 2011 are anticipated to be at or above the midpoint of the Company’s previous revenue guidance of $40.0 to $50.0 million; and

•

Cash burn for the year ended December 31, 2011 is anticipated to be $26.0 million. The Company’s cash burn is anticipated to be lower than the guidance provided in November 2011 due primarily to the increase in various third party billings and the receipt of associated government funding related to the Company’s Ebola and Marburg government contract, which the Company had previously anticipated to occur in 2012.

Management will provide financial guidance for 2012 in connection with the Company’s 2011 year-end earnings call.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are identified by such words as “believe,” “expect,” “anticipate” and words of similar import and are based on current expectations that involve risks and uncertainties, such as the Company’s plans, objectives, expectations and intentions. All statements other than historical or current facts are forward-looking statements, including, without limitation, statements about the Company’s anticipated 2011 financial results. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These statements, like all statements in this report, speak only as of their date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVI BioPharma, Inc.

	By:	/s/ Christopher Garabedian
Christopher Garabedian
President and Chief Executive Officer

Date: January 9, 2012